Exhibit 10.1

DINGDONG (CAYMAN) LIMITED

English Translation to the Employee Stock Option Plans (Four-Year Term)

1.	Introduction

1.1

This Plan is the employee stock option plan of Dingdong (Cayman) Limited, an exempted company duly incorporated and validly existing under the laws of the Cayman Islands, with its registered number SI-343779, (the “Company”).

1.2

The purpose of this Plan is to promote the success of the Company by enhancing the Company’s values of “going hand in hand towards the same goal to achieve success” and building a “strivers-oriented” culture, combining the development of the Company with the personal development of employees, and linking the interests of the Company to those of employees.

2.	Definitions

2.1	The following terms used in this Plan shall have the meanings specified below.

“Effective Date” shall mean the date on which this Plan is formally issued and becomes effective, i.e. September 5, 2020;

“Company” shall mean Dingdong (Cayman) Limited, an exempted company duly incorporated and validly existing under the laws of the Cayman Islands;

“Founding Shareholder” shall mean Mr. Changlin Liang;

“Executive Member” shall mean Mr. Changlin Liang who is the Founding Shareholder of the Company. The Executive Member shall have the right to determine all material issues under this Plan, and any resolution must be approved by the Executive Member. All resolutions, decisions and interpretations made by the Executive Member in accordance with this Plan shall be final and binding upon all Incentive Recipients;

“Incentive Recipient” shall have the meaning set forth in Article 5.1;

“Group” shall mean the Company and its subsidiaries;

“Option” shall mean a right granted under this Plan to purchase the Shares.

“Performance Eligibility Standards” shall mean, with respect to any Incentive Recipient, the Company considers that such Incentive Recipient has achieved Level A (or its equivalent level under the Group’s future updated or adjusted performance or assessment standards) or above under the standards set by the Group with respect to such Incentive Recipient (such as the standards for the company value assessment and annual performance assessment);

“Plan” shall mean the current or any revised version of this employee stock option plan;

“Plan Period” shall mean the term of this Plan set forth in Article 3;

“Share” shall mean an ordinary share in the share capital of the ESOP Platform (or the ordinary share with a different par value generated as a result of split, consolidation, reclassification or recapitalization of such Shares from time to time);

“Subscription Price” shall mean the price per Share determined pursuant to Article 10.1 and at which an Incentive Recipient purchases the Shares by exercising the Option;

The headings of the Articles in this Plan are for convenience of reference only and shall be disregarded in construing this Plan. References to an Article is to an Article of this Plan.

3.	Term and Administration

3.1

This Plan shall come into effect from the Effective Date, and shall remain in full force and effect thereafter in all aspects. The termination date of this Plan is the tenth anniversary of the Effective Date, provided, however, that the administration of this Plan shall survive such termination, until all payment and exercise issues in connection with the Options granted prior to such termination have been completed.

3.2

This Plan shall be administered by the Executive Member, and any issues related to administration or decisions shall be approved by the Executive Member. The Executive Member’s decisions shall be final and binding upon the parties.

4.	Incentive Option

4.1

For the purpose of supporting the Company’s employee stock option plan, the Founding Shareholder voluntarily contributes the ordinary shares of the Company indirectly held by him through EatBetter Holding Limited (“ESOP Platform”) indirectly controlled by him to the option incentives (each option, an “Incentive Option”) under this Plan. Unless otherwise agreed in this Plan, the Incentive Options granted to an Incentive Recipient or the shares with respect to which the Options have been exercised shall not be transferred, pledged, mortgaged, hypothecated, exchanged or used for debt repayment. The above Incentive Options may be exercised by the Option Recipients pursuant to the conditions and procedures set forth in this Plan, and transferred to the Shares held by the Option Recipients in the ESOP Platform.

4.2

The Incentive Options under this Plan can be cashed out by: (i) redemption in accordance with this agreement, and (ii) sale on the secondary market pursuant to the method specified by the Company after the Company’s initial public offering.

5.	Incentive Recipients

5.1

An incentive recipient shall be an employee who has made an important contribution to the Group and met certain criteria, which criteria shall be determined by the Executive Member (“Incentive Recipient”).

5.2

With respect to the selection of Incentive Recipients under this Plan, the Executive Member shall have the right to determine whether an employee is eligible to be an Incentive Recipient based on the Company’s overall business needs, and the employee’s value and performance. With respect to a selected Incentive Recipient, the ESOP Platform will issue a Notice of Grant of Options (“Notice of Grant”) as shown in Appendix 1 to the Incentive Recipient. The content in the Notice of Grant shall be confidential, and the Incentive Recipient shall perform confidentiality obligations.

5.3

The Executive Member shall have the right to adjust the Incentive Recipients and the number of Options to be granted in a year based on the actual situation, and the Executive Member shall have the right to adjust the years in which the Options will be granted based on the Company’s actual situation, and the time and frequency to grant the Options in a year.

6.	Grant of Options

6.1

The Executive Member shall have the right to grant the Options to any Incentive Recipient selected solely at his discretion at any time or from time to time during the Plan Period based on conditions that he considers proper in accordance with the provisions of this Plan, which Options can be exercised by the Incentive Recipient to purchase the Shares in an amount as determined by the Executive Member at the Subscription Price.

6.2

The ESOP Platform shall notify the grantee in writing by a Notice of Grant of the number of the Options to be granted, exercise eligibility and exercise price. Such notice shall come into effect after the ESOP Platform issues, and the Incentive Recipient signs, the same.

6.3

An Incentive Recipient shall confirm his/her acceptance of such Option granting arrangement by signing the Notice of Grant and delivering the signed copy to the Company within 30 days of receipt of the Notice of Grant of Options, otherwise such offer shall be deemed irrevocably rejected. The Options shall be deemed to be granted and accepted if relevant Notice of Grant signed by the Incentive Recipient is received by the Company on or prior to the acceptance deadline, and the Incentive Recipient shall exercise the Options pursuant to the method and rules set forth in this Plan.

7.	Option Pre-exercise Period

7.1

Unless otherwise agreed in this Plan, the option pre-exercise period shall be no longer than two years from the date on which the Options are granted to an Incentive Recipient pursuant to this Plan (“Pre-exercise Period”), which means after the Incentive Recipient’s Pre-exercise Period begins, if the Incentive Recipient satisfies the following preconditions, he/she can enter exercise period. The Pre-exercise Period is set forth in the Notice of Grant issued by the ESOP Platform to the Incentive Recipient:

(1)

the employment relationship between the Incentive Recipient and the Group is not suspended or terminated, and the employment contract in effect has not been or will not possibly be subject to changes that the Executive Member reasonably considers material, and the Incentive Recipient is serving the Group effectively with a position and responsibilities equal to or higher than those set for him/her when the Notice of Grant was issued;

(2)

during the Pre-exercise Period, the Incentive Recipient is not in violation of any laws, regulations, bylaws, policies of the Group (including the Company’s integrity policy and other relevant anti-corruption policies) and requirements or provisions in the employment contract;

(3)	such Incentive Recipient has met the Performance Eligibility Standards; and

(4)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

7.2	Early start of the exercise period. An Incentive Recipient’s Pre-exercise Period shall terminate early and his/her exercise period can start, if:

(1)

during the Pre-exercise Period, the Incentive Recipient makes important contributions to the Group (including obtaining major work patents, recovering material losses or obtaining material economic interests), and the Executive Member approves that his/her exercise period can start early; or

(2)	the Company or the ESOP Platform adjusts the employee option plan in its entirety and notifies the Incentive Recipient of the early start of his/her exercise period in writing.

7.3	Early termination of the Pre-exercise Period. An Incentive Recipient’s Pre-exercise Period shall terminate early, if:

(1)	the employment contract between the Incentive Recipient and the Group is or will be rescinded or terminated;

(2)	the Incentive Recipient is in violation of any laws, regulations or administrative rules, and the Group considers such violation will affect the Company’s interests or the Incentive Recipient’s work;

(3)

the Incentive Recipient is or is possibly in violation of the anti-commercial bribery agreement entered into by and between the Incentive Recipient and the Group or the Company’s integrity policy and/or other relevant anti-corruption policies, regardless of whether the Company has substantive evidence of legal significance, the amount involved, or whether it constitutes a violation of any laws and regulations;

(4)	the Incentive Recipient is in violation of this Plan and confidentiality obligations under the Notice of Grant;

(5)	the Incentive Recipient is in violation of bylaws or polices of the Company and requirements or provisions in the employment contract; or

(6)

the Company considers that such Incentive Recipient is at Level C (or its equivalent level under the Group’s future updated or adjusted performance or assessment standards) or below under the standards set by the Group with respect to such Incentive Recipient (such as the standards for the company value assessment and annual performance assessment);

in each case of the above paragraphs (1) to (6), the Notice of Grant issued by the ESOP Platform to the Incentive Recipient shall be automatically revoked and become null and void immediately, and all outstanding Options of the Incentive Recipient shall automatically lapse, where no written notice is required from the ESOP Platform and such Incentive Recipient is not required to sign any written document or make any confirmation.

7.4

Extension of the Pre-exercise Period. If any of the following events occurs (the period in which such event exists is the suspension period of the Pre-exercise Period), an Incentive Recipient’s Pre-exercise Period shall be extended accordingly.

(1)

The Company considers that such Incentive Recipient is at Level B (or its equivalent level under the Group’s future updated or adjusted performance or assessment standards) under the standards set by the Group with respect to such Incentive Recipient (such as the standards for the company value assessment and annual performance assessment), and the Executive Member decides to suspend to implement and calculate the Pre-exercise Period set forth in the Notice of Grant issued to such Incentive Recipient, and designates an extra year as the observation period (“Observation Period”). (x) Upon the completion of the Observation Period, if the Incentive Recipient achieves the Performance Eligibility Standards, the calculation of the Pre-exercise Period set forth in the Notice of Grant shall be restarted, and such Incentive Recipient may, at the expiration date of such Observation Period, have the exercise eligibility of the first tranche of Options with respect to 50% Options receivable after the expiration of the Pre-exercise Period, and his/her subsequent exercise eligibility shall be considered from the expiration date of such Observation Period; (y) upon the completion of the Observation Period, if the Incentive Recipient fails to achieve the Performance Eligibility Standards, effective from the expiration date of the Observation Period, the Pre-exercise Period shall terminate, and the Notice of Grant issued by the ESOP Platform to the Incentive Recipient shall be automatically revoked and become null and void immediately, and all outstanding Options of the Incentive Recipient shall automatically lapse, where no written notice is required from the ESOP Platform and such Incentive Recipient is not required to sign any written document or make any confirmation.

(2)

The Incentive Recipient is in violation of bylaws or policies of the Group (other than the anti-commercial bribery agreement entered into by and between the Incentive Recipient and the Group or the Company’s integrity policy and/or other relevant anti-corruption policies) and requirements or provisions in the employment contract, as a result of which the Executive Member decides to suspend to implement relevant provisions set forth in the Notice of Grant, and designates one extra year as the Observation Period. Upon the completion of the Observation Period, if the Incentive Recipient has corrected violations and no new violations occur, the calculation of the Pre-exercise Period set forth in the Notice of Grant shall be resumed.

(3)

The Company is in a period of acquisition, merger, listing, or other transactions that may lead to change of control, and the shares shall be locked as required by investors or other third parties or the provisions of laws, regulations, rules and policies, as a result of which the exercise of the rights is temporarily impossible.

8.	Conditions of Entering Exercise Period

8.1	The following conditions shall be satisfied for an Incentive Recipient to enter the exercise period:

(1)	the Pre-exercise Period has expired and applicable preconditions have been satisfied;

(2)

the Incentive Recipient shall continuously meet the Performance Eligibility Standards, otherwise, exercise of the current Options will be postponed for one year. If the Incentive Recipient still cannot meet the Performance Eligibility Standards one year later, the Executive Member shall have the right to immediately cancel or continue to postpone the exercise of the current Options;

(3)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

9.	Exercise

9.1

If an Incentive Recipient meets the exercise conditions specified in Article 8.1 and enters the exercise period, the Incentive Recipient will automatically receive 50% Options under the Notice of Grant issued to him/her, i.e., exercise eligibility of the first tranche of Options.

9.2

Upon expiration of one year from the Pre-exercise Period specified in the Notice of Grant issued by the ESOP Platform to the Incentive Recipient, if the following preconditions are met, the Incentive Recipient shall automatically receive 25% Options under the Notice of Grant, i.e., exercise eligibility of the second tranche of Options:

(1)	the Incentive Recipient has obtained the exercise eligibility of the first tranche of Options;

(2)	after the Incentive Recipient obtains the exercise eligibility of the first tranche of Options, he/she remains with the Group continuously for more than one year;

(3)	the Incentive Recipient keeps meeting the Performance Eligibility Standards;

(4)

the Incentive Recipient’s employment contract in effect has not been or will not possibly be subject to changes that the Executive Member considers material, and the Incentive Recipient is serving the Company with a position and responsibilities equal to or higher than those set for him/her when the Notice of Grant was received;

(5)

the Incentive Recipient is not in violation of any laws and regulations, the Company’s integrity policy and/or other anti-corruption policies, bylaws or policies of the Company, and requirements or provisions in the employment contract;

(6)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

9.3

Upon expiration of two years from the Pre-exercise Period specified in the Notice of Grant issued by the ESOP Platform to the Incentive Recipient, if the following preconditions are met, the Incentive Recipient shall automatically receive 25% Options under the Notice of Grant, i.e., exercise eligibility of the third tranche of Options:

(1)	the Incentive Recipient has obtained the exercise eligibility of the first and second tranches of Options;

(2)	after the Incentive Recipient obtains the exercise eligibility of the second tranche of Options, he/she remains with the Group continuously for more than one year;

(3)	the Incentive Recipient keeps meeting the Performance Eligibility Standards;

(4)

the Incentive Recipient’s employment contract in effect has not been or will not possibly be subject to changes that the Executive Member considers material, and the Incentive Recipient is serving the Group with a position and responsibilities equal to or higher than those set for him/her when the Notice of Grant was received;

(5)

the Incentive Recipient is not in violation of any laws and regulations, the Company’s integrity policy and/or other anti-corruption policies, bylaws or policies of the Company, and requirements or provisions in the employment contract;

(6)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

9.4

Restrictions on exercise. Unless required by the competent authority or applicable listing rules at the time of initial public offering of the Company, the Incentive Recipient shall not exercise any Options until the Company consummates its initial public offering on domestic and overseas securities exchanges, regardless of whether or not the exercise period has expired.

9.5

Exercise procedures. When exercising Options in accordance with this Plan, the Incentive Recipient shall confirm with the Company the number of Options to be exercised by issuing a Notice of Exercise of Options (Appendix 2), and the exercise shall be deemed to be completed upon confirmation by the Executive Member or ESOP Platform. [If agreed by the Company, (i) where the Incentive Recipient requests the ESOP Platform to redeem his/her Options or exercised Shares for cash-out as specified in Article 4.2, the ESOP Platform shall have the right to deduct all the Incentive Recipient’s exercise costs and taxes in connection with the redemption before paying the purchase consideration to the Incentive Recipient; or (ii) after the Company has consummated the initial public offering, if the Incentive Recipient sells or transfers his/her exercised Shares on the secondary market in accordance with this Plan, the Incentive Recipient shall pay all costs to the Company within five days after receiving the relevant consideration. If the ESOP Platform or the Company has an obligation to withhold the taxes in connection with any of the foregoing sale or transfer, the Incentive Recipient shall pay such withheld taxes to the Company or the ESOP Platform in full.]

9.6

The Incentive Recipient expressly acknowledges that the Shares obtained by exercising Options in accordance with this Plan shall be restricted Shares. Unless agreed by the Executive Member, such Shares will be held by the ESOP Platform on behalf of the Incentive Recipient, which will not result in any change of the shareholder register of the Company or other subsidiaries of the ESOP Platform with the competent registration authority, nor any change of partners or shareholders of the ESOP Platform or other entities holding the Shares on behalf of the Incentive Recipient with the competent registration authority, nor mean that the Incentive Recipient has the right to vote on any matter of the Company or the ESOP Platform.

9.7

During the process of exercise, the Incentive Recipient shall execute the documents as required by the Executive Member or the ESOP Platform. Otherwise, all outstanding Options of the Incentive Recipient shall automatically lapse.

10.	Other Terms and Conditions of Options

10.1	Subscription Price

The Subscription Price per Share shall be explicitly specified in the Notice of Grant. In addition, the Executive Member shall have the right to adjust the Company’s market value for a certain year and the exercise price per Share based on changes in the Company’s valuation.

10.2

The grant and receipt of all Options under this Plan shall be evidenced by a Notice of Grant of Options in a form substantially similar to Appendix 1. No person shall be entitled to any rights related to the ownership of any Shares until receiving such Shares upon exercise under this Plan.

10.3	Lock-up Period

The Incentive Recipient hereby agrees, within: (i) if proposed by the Company or any representative of the underwriter in the Company’s initial public offering of any securities or required by the listing rules applicable to the initial public offering, a lock-up period required by the relevant underwriter, competent authority or the listing rules, (ii) a certain period of time within which the Shares are not permitted to be transferred due to the Company’s initial public offering (including but not limited to by reason of applicable laws, regulations, rules and policies, and any agreements, and written or oral undertakings made by the Company or the ESOP Platform with any third party), or (iii) 180 days from the date of completion of the initial public offering as determined by the Company, whichever is the latest (“Lock-up Period”), the Incentive Recipient may not sell or otherwise transfer any Options or any exercised Shares or other securities of the Company.

10.4	Restricted transfer

(1)

Before the Company consummates the initial public offering, the Incentive Recipient shall only request the ESOP Platform to redeem his/her Options in accordance with this Plan, and may not transfer, or in any way sell, transfer, pledge or mortgage any Options, or create any encumbrances over or interests in or related to any Options for the benefit of any third party. After the Company’s initial public offering, other than within the Lock-up Period, the Incentive Recipient may sell or transfer the exercised Shares on the secondary market in the way designated by the Company.

(2)

Notwithstanding any other provisions of this Plan, if any Incentive Recipient departs during the Lock-up Period, from the date of departure, the outstanding Options shall be automatically cancelled and lapse; the Incentive Recipient shall sell the exercised Shares within 30 days from the expiration of the Lock-up Period. The exercised Shares that have not been sold within such period shall be redeemed by the ESOP Platform at a consideration of the exercise cost of such Shares.

(3)

All taxes arising from the transfer or sale of Shares shall be borne by the Incentive Recipient. If the Company, the ESOP Platform or other relevant entities have an obligation to withhold such taxes, the Incentive Recipient shall first pay the amount of the taxes to the account designated by the Company or Executive Member.

(4)

In the event of enforcement by a judicial agency against the Shares of the Incentive Recipient, the ESOP Platform shall have the right of first refusal with respect to such Shares. If the ESOP Platform waives its right of first refusal, the other shareholders of the Company shall have the right of first refusal.

10.5	Right of redemption

(1)

In the following circumstances, the Incentive Recipient’s Options eligible for exercise and exercised Shares (if any) shall be redeemed in the manner stated below. The proportion and price of redemption shall be determined by the Executive Member, and the Incentive Recipient’s Options that have not become eligible for exercise shall lapse immediately:

(i)

The employment contract between the Incentive Recipient and the Group is rescinded or terminated for reasons other than the Incentive Recipient’s fault or any conduct that the Company believes to be improper. In such case, at the time when the Incentive Recipient departs, if the Company has not completed its initial public offering, the Incentive Recipient shall only request the ESOP Platform to redeem all of his/her Options eligible for exercise; if the Company has completed the initial public offering, the Incentive Recipient may choose to transfer the Options as stipulated in Article 10.4. If the Incentive Recipient cannot transfer all the exercised Options 2 weeks before his/her departure, the Incentive Recipient shall request the ESOP Platform or other person or entity designated by the Executive Member to redeem all the Options or the remaining Options after the transfer. The proportion and price of redemption shall be negotiated by the Incentive Recipient and the ESOP Platform or the Executive Member. In the event that consensus cannot be reached, the ESOP Platform or other person or entity designated by the Executive Member shall have the right to redeem, at the full exercise price, all exercised Options held by the Incentive Recipient;

(ii)

In the event that the Incentive Recipient loses the capacity for work or civil conduct, the Options that have not yet become eligible for exercise will no longer be granted, and the Options that have already been granted and eligible for exercise or exercised Shares will continue to be valid. If the Company has not completed its initial public offering, the Incentive Recipient or his/her guardian shall have the right to request the ESOP Platform to redeem the Options in the name of the Incentive Recipient as stipulated in this Article 10.5, and the proportion of redemption must be 100% of the Incentive Recipient’s Options eligible for exercise; if the Company has completed the initial public offering, the proportion of transfer and/or redemption of Options or Shares according to this Plan shall be negotiated by the Incentive Recipient or his/her guardian and the Company. In the event that consensus cannot be reached, the ESOP Platform or other person or entity designated by the Executive Member shall have the right to redeem, at the exercise price, 100% of the Shares or Options held by the Incentive Recipient; or

(iii)

In the case where the Incentive Recipient cannot continue to perform his/her employment contract for the Group for reasons other than the Incentive Recipient’s fault or any conduct that the Company believes to be improper (such as the missing or death of the Incentive Recipient), the Options that have not yet become eligible for exercise will no longer be granted, and Options that have already been granted and eligible for exercise and exercised Shares (if any) will be inherited by the Incentive Recipient’s heir. If the Company has not completed its initial public offering, the Incentive Recipient shall only request the ESOP Platform to redeem all of his/her Options eligible for exercise, and the proportion of redemption must be 100% of the Incentive Recipient’s Options eligible for exercise; if the Company has completed the initial public offering, the Incentive Recipient may choose to transfer or request the ESOP Platform to redeem the Options as stipulated in Article 10.4. The proportion of transfer and/or redemption shall be negotiated by the heir of the Incentive Recipient and the Company. In the event that consensus cannot be reached, the ESOP Platform or other person or entity designated by the Executive Member shall have the right to redeem, at the exercise price, 100% of the Shares or Options held by the Incentive Recipient.

(2)

Redemption method. In case of redemption by the ESOP Platform, if consensus is reached, the ESOP Platform or other person or entity designated by it shall have the right to purchase such Options or exercised Shares at the negotiated price, and if consensus on the redemption price cannot be reached, the redemption price of the ESOP Platform or other person or entity designated by it shall be the exercise price of the Incentive Recipient. The Incentive Recipient expressly acknowledges that redemption is a right rather than obligation of the ESOP Platform or other person or entity designated by it.

(3)

All fees, taxes and any other related expenses arising from the redemption of Options shall be borne by the Incentive Recipient. If the Company, the ESOP Platform or other relevant entities have an obligation to withhold the same, the Incentive Recipient shall first pay the amount of the taxes to the account designated by the Executive Member.

(4)

Before redemption, the Incentive Recipient shall cooperate unconditionally with the transferee or the redeeming person to complete all formalities to exit from the Shares or Options, and unconditionally sign all relevant legal documents and cause the same complete. Otherwise, the Incentive Recipient shall be liable for breach of contract and shall indemnify the transferee or the redeeming person on the basis of the market value of such Shares or Options. In the event that the said indemnification is not adequate to compensate all losses incurred by the Company and/or the ESOP Platform therefrom, the Company and/or the ESOP Platform shall have the right to seek recovery.

(5)

During the Lock-up Period, the Lock-up Period-related provisions under applicable laws, regulations, rules and policies shall be applicable. If no such provisions are available, specific requirements by the Executive Member shall be applicable.

11.	Lapse of Options

(1)

Notwithstanding any other provisions herein, all Options that are granted by the ESOP Platform to an Incentive Recipient and have become eligible for exercise and the exercised Shares shall immediately lapse or be cancelled, if:

(i)	the Incentive Recipient has any act, directly or indirectly, that harms or may harm the interests of the Company;

(ii)

the Incentive Recipient is or is possibly in violation of the Company’s integrity policy and/or other relevant anti-corruption policies, regardless of whether the Company has substantive evidence, the amount involved, or whether it constitutes a violation of any laws and regulations;

(iii)	the Incentive Recipient is in violation of any laws, regulations or administrative rules, and the Group considers such violation will affect the Company’s interests or the Incentive Recipient’s work;

(iv)	the Incentive Recipient is in serious violation of confidentiality obligations under this Plan or bylaws of the Group;

(v)

the Incentive Recipient is in violation of the non-compete agreement, holding any position or any interest in, or providing any service to, a Restricted Enterprise, or soliciting business from customers, agents and/or contractors of the Group for the interests of a Restricted Enterprise, or abetting customers, agents and/or contractors of the Group in terminating their cooperation with the Group. For the purpose of this Plan, a Restricted Enterprise refers to an enterprise described in the Company’s relevant non-compete documents; or

(vi)	the Incentive Recipient creates mortgage, pledge or security over the Company’s shares or Options in any way, or use the same for exchange or debt repayment.

(2)	In the following circumstances, all Options that are granted by the ESOP Platform to an Incentive Recipient and have become eligible for exercise shall immediately lapse or be cancelled as follows:

(i)

if the Incentive Recipient is in violation of confidentiality obligations under this Plan or bylaws of the Group (including the employee manual, but excluding the Group’s integrity policy or other anti-corruption policies) or provisions and agreements under employment contract, the ESOP Platform and the Executive Member shall have the right to cancel the Incentive Recipient’s Options that have become eligible for exercise in the most recent year;

(ii)

if any change in the Incentive Recipient’s position and responsibilities results that he/she can only make less contribution to the Company, the ESOP Platform and the Executive Member shall have the right to cancel the Incentive Recipient’s Options that have become eligible for exercise in the most recent year;

(iii)

if the Company determines that the Incentive Recipient is directly responsible for the Company’s loss, decline in business performance, or lagging behind rivals in respect of technological competence, the ESOP Platform and the Executive Member shall have the right to cancel the Incentive Recipient’s Options that have become eligible for exercise in the most recent year; or

(iv)

upon the expiration of Pre-exercise Period, if the Company considers that such Incentive Recipient is at Level C (or its equivalent level under the Group’s future updated or adjusted performance or assessment standards) or below under the standards set by the Group with respect to such Incentive Recipient (such as the standards for the company value assessment and annual performance assessment), the ESOP Platform and the Executive Member shall have the right to cancel such Incentive Recipient’s 50% Options by revoking his/her exercise eligibility of the first tranche of Options, and the remaining Options that have become eligible for exercise shall be subject to this Plan based on such Incentive Recipient’s subsequent performance.

12.	Amendment and Termination

This Plan may be amended and supplemented as determined by the Executive Member, which shall become effective as of the date of notice or announcement thereof. The Executive Member may amend, revise, suspend or terminate this Plan as the Company’s business needs change.

13.	Compliance with Laws

This Plan, the granting and unlocking of Options under this Plan and the provision, issuance and delivery of Shares, and the acceptance of promissory notes, and/or the payment of monies under this Plan or Options must comply with all applicable laws of Hong Kong of the People’s Republic of China and laws, regulations and rules of any related jurisdiction, and are subject to such filing, registration and/or approval formalities with any listing, regulatory or governmental authority as may, in the opinion of the Company’s counsel, be necessary or reasonable in connection therewith. A person receiving any Option or Share under this Plan shall, upon the request of the Company, provide such warranties and representations to the Company and take such actions as the Executive Member may deem necessary or reasonable to ensure the compliance with all applicable legal and accounting requirements.

14.	Tax Withholding

The Incentive Recipient may be required to pay to the Company or any of its subsidiary, and the Company or any of its subsidiary shall have the right and is hereby authorized to deduct from any Share or other property deliverable under any Option or any remuneration or other payment payable to any Incentive Recipient, any withholding tax and payroll tax in relation to any Option or its exercise, any payment or transfer under any Option or this Plan (which amount may be deducted in the form of cash, stock or other properties). The Company or any of its subsidiary may also take other actions deemed necessary by the Company to fulfill all obligations to pay such taxes.

15.	General Provisions

15.1

This Plan is a trade secret of the Company, and in no way shall the Incentive Recipient leak it, or otherwise it shall be liable for indemnifying against all losses incurred by the Company therefrom and no longer enjoy any right under this Plan and Option-related documents.

15.2

Around the initial public offering of the Company, the Incentive Recipient may not be able to perform all or part of this Plan due to the initial public offering (including but not limited to by reason of applicable laws, regulations, rules and policies, and any agreements, and written or oral undertakings made by the Company or the ESOP Platform with any third party), in which case the Incentive Recipient shall cooperate with the Company to meet conditions required for the initial public offering, and the Company will use its best efforts to avoid financial losses of the Incentive Recipient to the extent permitted by related laws, regulations and policies. Nevertheless, all losses or the loss of possible income as a result thereof shall be borne by the Incentive Recipient.

15.3

This Plan shall prevail over other related legal documents, and all other legal documents, including the Notice of Grant of Options, shall be construed in accordance with this Plan. The Executive Member shall have the right of final interpretation of this Plan. In the event that this Plan has any conflict with any applicable laws, regulations, or rules, the latter shall prevail. If the Incentive Recipient cannot exercise any Options in such case, none of the Company, the ESOP Platform or the Founding Shareholder shall be held liable therefor, and the Incentive Recipient shall bear the consequences on his/her own.

15.4

The Incentive Recipient shall be solely responsible for obtaining any governmental or other official approval in any state or jurisdiction required for the granting or exercise of any Option, and for completing any necessary filing and registration formality required by any government or other authority. The Company shall have no responsibility if such person fails to obtain any of such approvals or may need to pay any tax or bear any other responsibility due to his/her participation in this Plan.

15.5	This Plan and all Options granted hereunder shall be governed by, and construed in accordance with, laws of Hong Kong of the People’s Republic of China.

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DINGDONG (CAYMAN) LIMITED

English Translation to the Employee Stock Option Plans (Five-Year Term)

1.	Introduction

1.3

This Plan is the employee stock option plan of Dingdong (Cayman) Limited, an exempted company duly incorporated and validly existing under the laws of the Cayman Islands, with its registered number SI-343779, (the “Company”).

1.4

The purpose of this Plan is to promote the success of the Company by enhancing the Company’s values of “going hand in hand towards the same goal to achieve success” and building a “strivers-oriented” culture, combining the development of the Company with the personal development of employees, and linking the interests of the Company to those of employees.

2.	Definitions

2.2	The following terms used in this Plan shall have the meanings specified below.

“Effective Date” shall mean the date on which this Plan is formally issued and becomes effective, i.e. September 5, 2020;

“Company” shall mean Dingdong (Cayman) Limited, an exempted company duly incorporated and validly existing under the laws of the Cayman Islands;

“Founding Shareholder” shall mean Mr. Changlin Liang;

“Executive Member” shall mean Mr. Changlin Liang who is the Founding Shareholder of the Company. The Executive Member shall have the right to determine all material issues under this Plan, and any resolution must be approved by the Executive Member. All resolutions, decisions and interpretations made by the Executive Member in accordance with this Plan shall be final and binding upon all Incentive Recipients;

“Incentive Recipient” shall have the meaning set forth in Article 5.1;

“Group” shall mean the Company and its subsidiaries;

“Option” shall mean a right granted under this Plan to purchase the Shares.

“Performance Eligibility Standards” shall mean, with respect to any Incentive Recipient, the Company considers that such Incentive Recipient has achieved Level A (or its equivalent level under the Group’s future updated or adjusted performance or assessment standards) or above under the standards set by the Group with respect to such Incentive Recipient (such as the standards for the company value assessment and annual performance assessment);

“Plan” shall mean the current or any revised version of this employee stock option plan;

“Plan Period” shall mean the term of this Plan set forth in Article 3;

“Share” shall mean an ordinary share in the share capital of the ESOP Platform (or the ordinary share with a different par value generated as a result of split, consolidation, reclassification or recapitalization of such Shares from time to time);

“Subscription Price” shall mean the price per Share determined pursuant to Article 10.1 and at which an Incentive Recipient purchases the Shares by exercising the Option;

The headings of the Articles in this Plan are for convenience of reference only and shall be disregarded in construing this Plan. References to an Article is to an Article of this Plan.

3.	Term and Administration

3.3

This Plan shall come into effect from the Effective Date, and shall remain in full force and effect thereafter in all aspects. The termination date of this Plan is the tenth anniversary of the Effective Date, provided, however, that the administration of this Plan shall survive such termination, until all payment and exercise issues in connection with the Options granted prior to such termination have been completed.

3.4

This Plan shall be administered by the Executive Member, and any issues related to administration or decisions shall be approved by the Executive Member. The Executive Member’s decisions shall be final and binding upon the parties.

4.	Incentive Option

4.3

For the purpose of supporting the Company’s employee stock option plan, the Founding Shareholder voluntarily contributes the ordinary shares of the Company indirectly held by him through EatBetter Holding Limited (“ESOP Platform”) indirectly controlled by him to the option incentives (each option, an “Incentive Option”) under this Plan. Unless otherwise agreed in this Plan, the Incentive Options granted to an Incentive Recipient or the shares with respect to which the Options have been exercised shall not be transferred, pledged, mortgaged, hypothecated, exchanged or used for debt repayment. The above Incentive Options may be exercised by the Option Recipients pursuant to the conditions and procedures set forth in this Plan, and transferred to the Shares held by the Option Recipients in the ESOP Platform.

4.4

The Incentive Options under this Plan can be cashed out by: (i) redemption in accordance with this agreement, and (ii) sale on the secondary market pursuant to the method specified by the Company after the Company’s initial public offering.

5.	Incentive Recipients

5.1

An incentive recipient shall be an employee who has made an important contribution to the Group and met certain criteria, which criteria shall be determined by the Executive Member (“Incentive Recipient”).

5.2

With respect to the selection of Incentive Recipients under this Plan, the Executive Member shall have the right to determine whether an employee is eligible to be an Incentive Recipient based on the Company’s overall business needs, and the employee’s value and performance. With respect to a selected Incentive Recipient, the ESOP Platform will issue a Notice of Grant of Options (“Notice of Grant”) as shown in Appendix 1 to the Incentive Recipient. The content in the Notice of Grant shall be confidential, and the Incentive Recipient shall perform confidentiality obligations.

5.3

The Executive Member shall have the right to adjust the Incentive Recipients and the number of Options to be granted in a year based on the actual situation, and the Executive Member shall have the right to adjust the years in which the Options will be granted based on the Company’s actual situation, and the time and frequency to grant the Options in a year.

6.	Grant of Options

6.1

The Executive Member shall have the right to grant the Options to any Incentive Recipient selected solely at his discretion at any time or from time to time during the Plan Period based on conditions that he considers proper in accordance with the provisions of this Plan, which Options can be exercised by the Incentive Recipient to purchase the Shares in an amount as determined by the Executive Member at the Subscription Price.

6.2

The ESOP Platform shall notify the grantee in writing by a Notice of Grant of the number of the Options to be granted, exercise eligibility and exercise price. Such notice shall come into effect after the ESOP Platform issues, and the Incentive Recipient signs, the same.

6.3

An Incentive Recipient shall confirm his/her acceptance of such Option granting arrangement by signing the Notice of Grant and delivering the signed copy to the Company within 30 days of receipt of the Notice of Grant of Options, otherwise such offer shall be deemed irrevocably rejected. The Options shall be deemed to be granted and accepted if relevant Notice of Grant signed by the Incentive Recipient is received by the Company on or prior to the acceptance deadline, and the Incentive Recipient shall exercise the Options pursuant to the method and rules set forth in this Plan.

7.	Option Pre-exercise Period

7.1

Unless otherwise agreed in this Plan, the option pre-exercise period shall be no longer than two years from the date on which the Options are granted to an Incentive Recipient pursuant to this Plan (“Pre-exercise Period”), which means after the Incentive Recipient’s Pre-exercise Period begins, if the Incentive Recipient satisfies the following preconditions, he/she can enter exercise period. The Pre-exercise Period is set forth in the Notice of Grant issued by the ESOP Platform to the Incentive Recipient:

(5)

the employment relationship between the Incentive Recipient and the Group is not suspended or terminated, and the employment contract in effect has not been or will not possibly be subject to changes that the Executive Member reasonably considers material, and the Incentive Recipient is serving the Group effectively with a position and responsibilities equal to or higher than those set for him/her when the Notice of Grant was issued;

(6)

during the Pre-exercise Period, the Incentive Recipient is not in violation of any laws, regulations, bylaws, policies of the Group (including the Company’s integrity policy and other relevant anti-corruption policies) and requirements or provisions in the employment contract;

(7)	such Incentive Recipient has met the Performance Eligibility Standards; and

(8)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

7.2	Early start of the exercise period. An Incentive Recipient’s Pre-exercise Period shall terminate early and his/her exercise period can start, if:

(3)

during the Pre-exercise Period, the Incentive Recipient makes important contributions to the Group (including obtaining major work patents, recovering material losses or obtaining material economic interests), and the Executive Member approves that his/her exercise period can start early; or

(4)	the Company or the ESOP Platform adjusts the employee option plan in its entirety and notifies the Incentive Recipient of the early start of his/her exercise period in writing.

7.3	Early termination of the Pre-exercise Period. An Incentive Recipient’s Pre-exercise Period shall terminate early, if:

(7)	the employment contract between the Incentive Recipient and the Group is or will be rescinded or terminated;

(8)	the Incentive Recipient is in violation of any laws, regulations or administrative rules, and the Group considers such violation will affect the Company’s interests or the Incentive Recipient’s work;

(9)

the Incentive Recipient is or is possibly in violation of the anti-commercial bribery agreement entered into by and between the Incentive Recipient and the Group or the Company’s integrity policy and/or other relevant anti-corruption policies, regardless of whether the Company has substantive evidence of legal significance, the amount involved, or whether it constitutes a violation of any laws and regulations;

(10)	the Incentive Recipient is in violation of this Plan and confidentiality obligations under the Notice of Grant;

(11)	the Incentive Recipient is in violation of bylaws or polices of the Company and requirements or provisions in the employment contract; or

(12)

the Company considers that such Incentive Recipient is at Level C (or its equivalent level under the Group’s future updated or adjusted performance or assessment standards) or below under the standards set by the Group with respect to such Incentive Recipient (such as the standards for the company value assessment and annual performance assessment);

in each case of the above paragraphs (1) to (6), the Notice of Grant issued by the ESOP Platform to the Incentive Recipient shall be automatically revoked and become null and void immediately, and all outstanding Options of the Incentive Recipient shall automatically lapse, where no written notice is required from the ESOP Platform and such Incentive Recipient is not required to sign any written document or make any confirmation.

7.4

Extension of the Pre-exercise Period. If any of the following events occurs (the period in which such event exists is the suspension period of the Pre-exercise Period), an Incentive Recipient’s Pre-exercise Period shall be extended accordingly.

(4)

The Company considers that such Incentive Recipient is at Level B (or its equivalent level under the Group’s future updated or adjusted performance or assessment standards) under the standards set by the Group with respect to such Incentive Recipient (such as the standards for the company value assessment and annual performance assessment), and the Executive Member decides to suspend to implement and calculate the Pre-exercise Period set forth in the Notice of Grant issued to such Incentive Recipient, and designates an extra year as the observation period (“Observation Period”). (x) Upon the completion of the Observation Period, if the Incentive Recipient achieves the Performance Eligibility Standards, the calculation of the Pre-exercise Period set forth in the Notice of Grant shall be restarted, and such Incentive Recipient may, at the expiration date of such Observation Period, have the exercise eligibility of the first tranche of Options with respect to 25% Options receivable after the expiration of the Pre-exercise Period, and his/her subsequent exercise eligibility shall be considered from the expiration date of such Observation Period; (y) upon the completion of the Observation Period, if the Incentive Recipient fails to achieve the Performance Eligibility Standards, effective from the expiration date of the Observation Period, the Pre-exercise Period shall terminate, and the Notice of Grant issued by the ESOP Platform to the Incentive Recipient shall be automatically revoked and become null and void immediately, and all outstanding Options of the Incentive Recipient shall automatically lapse, where no written notice is required from the ESOP Platform and such Incentive Recipient is not required to sign any written document or make any confirmation.

(5)

The Incentive Recipient is in violation of bylaws or policies of the Group (other than the anti-commercial bribery agreement entered into by and between the Incentive Recipient and the Group or the Company’s integrity policy and/or other relevant anti-corruption policies) and requirements or provisions in the employment contract, as a result of which the Executive Member decides to suspend to implement relevant provisions set forth in the Notice of Grant, and designates one extra year as the Observation Period. Upon the completion of the Observation Period, if the Incentive Recipient has corrected violations and no new violations occur, the calculation of the Pre-exercise Period set forth in the Notice of Grant shall be resumed.

(6)

The Company is in a period of acquisition, merger, listing, or other transactions that may lead to change of control, and the shares shall be locked as required by investors or other third parties or the provisions of laws, regulations, rules and policies, as a result of which the exercise of the rights is temporarily impossible.

8.	Conditions of Entering Exercise Period

8.1	The following conditions shall be satisfied for an Incentive Recipient to enter the exercise period:

(4)	the Pre-exercise Period has expired and applicable preconditions have been satisfied;

(5)

the Incentive Recipient shall continuously meet the Performance Eligibility Standards, otherwise, exercise of the current Options will be postponed for one year. If the Incentive Recipient still cannot meet the Performance Eligibility Standards one year later, the Executive Member shall have the right to immediately cancel or continue to postpone the exercise of the current Options;

(6)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

9.	Exercise

9.1

If an Incentive Recipient meets the exercise conditions specified in Article 8.1 and enters the exercise period, the Incentive Recipient will automatically receive 25% Options under the Notice of Grant issued to him/her, i.e., exercise eligibility of the first tranche of Options.

9.2

Upon expiration of one year from the Pre-exercise Period specified in the Notice of Grant issued by the ESOP Platform to the Incentive Recipient, if the following preconditions are met, the Incentive Recipient shall automatically receive 25% Options under the Notice of Grant, i.e., exercise eligibility of the second tranche of Options:

(7)	the Incentive Recipient has obtained the exercise eligibility of the first tranche of Options;

(8)	after the Incentive Recipient obtains the exercise eligibility of the first tranche of Options, he/she remains with the Group continuously for more than one year;

(9)	the Incentive Recipient keeps meeting the Performance Eligibility Standards;

(10)

the Incentive Recipient’s employment contract in effect has not been or will not possibly be subject to changes that the Executive Member considers material, and the Incentive Recipient is serving the Company with a position and responsibilities equal to or higher than those set for him/her when the Notice of Grant was received;

(11)

the Incentive Recipient is not in violation of any laws and regulations, the Company’s integrity policy and/or other anti-corruption policies, bylaws or policies of the Company, and requirements or provisions in the employment contract;

(12)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

9.3

Upon expiration of two years from the Pre-exercise Period specified in the Notice of Grant issued by the ESOP Platform to the Incentive Recipient, if the following preconditions are met, the Incentive Recipient shall automatically receive 25% Options under the Notice of Grant, i.e., exercise eligibility of the third tranche of Options:

(7)	the Incentive Recipient has obtained the exercise eligibility of the first and second tranches of Options;

(8)	after the Incentive Recipient obtains the exercise eligibility of the second tranche of Options, he/she remains with the Group continuously for more than one year;

(9)	the Incentive Recipient keeps meeting the Performance Eligibility Standards;

(10)

the Incentive Recipient’s employment contract in effect has not been or will not possibly be subject to changes that the Executive Member considers material, and the Incentive Recipient is serving the Group with a position and responsibilities equal to or higher than those set for him/her when the Notice of Grant was received;

(11)

the Incentive Recipient is not in violation of any laws and regulations, the Company’s integrity policy and/or other anti-corruption policies, bylaws or policies of the Company, and requirements or provisions in the employment contract;

(12)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

9.4

Upon expiration of three years from the Pre-exercise Period specified in the Notice of Grant issued by the ESOP Platform to the Incentive Recipient, if the following preconditions are met, the Incentive Recipient shall automatically receive 25% Options under the Notice of Grant, i.e., exercise eligibility of the fourth tranche of Options:

(1)	the Incentive Recipient has obtained the exercise eligibility of the first, second and third tranches of Options;

(2)	after the Incentive Recipient obtains the exercise eligibility of the third tranche of Options, he/she remains with the Group continuously for more than one year;

(3)	the Incentive Recipient keeps meeting the Performance Eligibility Standards;

(4)

the Incentive Recipient’s employment contract in effect has not been or will not possibly be subject to changes that the Executive Member considers material, and the Incentive Recipient is serving the Group with a position and responsibilities equal to or higher than those set for him/her when the Notice of Grant was received;

(5)

the Incentive Recipient is not in violation of any laws and regulations, the Company’s integrity policy and/or other anti-corruption policies, bylaws or policies of the Company, and requirements or provisions in the employment contract;

(6)	the Incentive Recipient has met other conditions that the Executive Member believes he/she should meet.

9.5

Restrictions on exercise. Unless required by the competent authority or applicable listing rules at the time of initial public offering of the Company, the Incentive Recipient shall not exercise any Options until the Company consummates its initial public offering on domestic and overseas securities exchanges, regardless of whether or not the exercise period has expired.

9.6

Exercise procedures. When exercising Options in accordance with this Plan, the Incentive Recipient shall confirm with the Company the number of Options to be exercised by issuing a Notice of Exercise of Options (Appendix 2), and the exercise shall be deemed to be completed upon confirmation by the Executive Member or ESOP Platform. [If agreed by the Company, (i) where the Incentive Recipient requests the ESOP Platform to redeem his/her Options or exercised Shares for cash-out as specified in Article 4.2, the ESOP Platform shall have the right to deduct all the Incentive Recipient’s exercise costs and taxes in connection with the redemption before paying the purchase consideration to the Incentive Recipient; or (ii) after the Company has consummated the initial public offering, if the Incentive Recipient sells or transfers his/her exercised Shares on the secondary market in accordance with this Plan, the Incentive Recipient shall pay all costs to the Company within five days after receiving the relevant consideration. If the ESOP Platform or the Company has an obligation to withhold the taxes in connection with any of the foregoing sale or transfer, the Incentive Recipient shall pay such withheld taxes to the Company or the ESOP Platform in full.]

9.7

The Incentive Recipient expressly acknowledges that the Shares obtained by exercising Options in accordance with this Plan shall be restricted Shares. Unless agreed by the Executive Member, such Shares will be held by the ESOP Platform on behalf of the Incentive Recipient, which will not result in any change of the shareholder register of the Company or other subsidiaries of the ESOP Platform with the competent registration authority, nor any change of partners or shareholders of the ESOP Platform or other entities holding the Shares on behalf of the Incentive Recipient with the competent registration authority, nor mean that the Incentive Recipient has the right to vote on any matter of the Company or the ESOP Platform.

9.8

During the process of exercise, the Incentive Recipient shall execute the documents as required by the Executive Member or the ESOP Platform. Otherwise, all outstanding Options of the Incentive Recipient shall automatically lapse.

10.	Other Terms and Conditions of Options

10.1	Subscription Price

The Subscription Price per Share shall be explicitly specified in the Notice of Grant. In addition, the Executive Member shall have the right to adjust the Company’s market value for a certain year and the exercise price per Share based on changes in the Company’s valuation.

10.2

The grant and receipt of all Options under this Plan shall be evidenced by a Notice of Grant of Options in a form substantially similar to Appendix 1. No person shall be entitled to any rights related to the ownership of any Shares until receiving such Shares upon exercise under this Plan.

10.3	Lock-up Period

The Incentive Recipient hereby agrees, within: (i) if proposed by the Company or any representative of the underwriter in the Company’s initial public offering of any securities or required by the listing rules applicable to the initial public offering, a lock-up period required by the relevant underwriter, competent authority or the listing rules, (ii) a certain period of time within which the Shares are not permitted to be transferred due to the Company’s initial public offering (including but not limited to by reason of applicable laws, regulations, rules and policies, and any agreements, and written or oral undertakings made by the Company or the ESOP Platform with any third party), or (iii) 180 days from the date of completion of the initial public offering as determined by the Company, whichever is the latest (“Lock-up Period”), the Incentive Recipient may not sell or otherwise transfer any Options or any exercised Shares or other securities of the Company.

10.4	Restricted transfer

(5)

Before the Company consummates the initial public offering, the Incentive Recipient shall only request the ESOP Platform to redeem his/her Options in accordance with this Plan, and may not transfer, or in any way sell, transfer, pledge or mortgage any Options, or create any encumbrances over or interests in or related to any Options for the benefit of any third party. After the Company’s initial public offering, other than within the Lock-up Period, the Incentive Recipient may sell or transfer the exercised Shares on the secondary market in the way designated by the Company.

(6)

Notwithstanding any other provisions of this Plan, if any Incentive Recipient departs during the Lock-up Period, from the date of departure, the outstanding Options shall be automatically cancelled and lapse; the Incentive Recipient shall sell the exercised Shares within 30 days from the expiration of the Lock-up Period. The exercised Shares that have not been sold within such period shall be redeemed by the ESOP Platform at a consideration of the exercise cost of such Shares.

(7)

All taxes arising from the transfer or sale of Shares shall be borne by the Incentive Recipient. If the Company, the ESOP Platform or other relevant entities have an obligation to withhold such taxes, the Incentive Recipient shall first pay the amount of the taxes to the account designated by the Company or Executive Member.

(8)

In the event of enforcement by a judicial agency against the Shares of the Incentive Recipient, the ESOP Platform shall have the right of first refusal with respect to such Shares. If the ESOP Platform waives its right of first refusal, the other shareholders of the Company shall have the right of first refusal.

10.5	Right of redemption

(6)

In the following circumstances, the Incentive Recipient’s Options eligible for exercise and exercised Shares (if any) shall be redeemed in the manner stated below. The proportion and price of redemption shall be determined by the Executive Member, and the Incentive Recipient’s Options that have not become eligible for exercise shall lapse immediately:

(i)

The employment contract between the Incentive Recipient and the Group is rescinded or terminated for reasons other than the Incentive Recipient’s fault or any conduct that the Company believes to be improper. In such case, at the time when the Incentive Recipient departs, if the Company has not completed its initial public offering, the Incentive Recipient shall only request the ESOP Platform to redeem all of his/her Options eligible for exercise; if the Company has completed the initial public offering, the Incentive Recipient may choose to transfer the Options as stipulated in Article 10.4. If the Incentive Recipient cannot transfer all the exercised Options two weeks before his/her departure, the Incentive Recipient shall request the ESOP Platform or other person or entity designated by the Executive Member to redeem all the Options or the remaining Options after the transfer. The proportion and price of redemption shall be negotiated by the Incentive Recipient and the ESOP Platform or the Executive Member. In the event that consensus cannot be reached, the ESOP Platform or other person or entity designated by the Executive Member shall have the right to redeem, at the full exercise price, all exercised Options held by the Incentive Recipient;

(ii)

In the event that the Incentive Recipient loses the capacity for work or civil conduct, the Options that have not yet become eligible for exercise will no longer be granted, and the Options that have already been granted and eligible for exercise or exercised Shares will continue to be valid. If the Company has not completed its initial public offering, the Incentive Recipient or his/her guardian shall have the right to request the ESOP Platform to redeem the Options in the name of the Incentive Recipient as stipulated in this Article 10.5, and the proportion of redemption must be 100% of the Incentive Recipient’s Options eligible for exercise; if the Company has completed the initial public offering, the proportion of transfer and/or redemption of Options or Shares according to this Plan shall be negotiated by the Incentive Recipient or his/her guardian and the Company. In the event that consensus cannot be reached, the ESOP Platform or other person or entity designated by the Executive Member shall have the right to redeem, at the exercise price, 100% of the Shares or Options held by the Incentive Recipient; or

(iii)

In the case where the Incentive Recipient cannot continue to perform his/her employment contract for the Group for reasons other than the Incentive Recipient’s fault or any conduct that the Company believes to be improper (such as the missing or death of the Incentive Recipient), the Options that have not yet become eligible for exercise will no longer be granted, and Options that have already been granted and eligible for exercise and exercised Shares (if any) will be inherited by the Incentive Recipient’s heir. If the Company has not completed its initial public offering, the Incentive Recipient shall only request the ESOP Platform to redeem all of his/her Options eligible for exercise, and the proportion of redemption must be 100% of the Incentive Recipient’s Options eligible for exercise; if the Company has completed the initial public offering, the Incentive Recipient may choose to transfer or request the ESOP Platform to redeem the Options as stipulated in Article 10.4. The proportion of transfer and/or redemption shall be negotiated by the heir of the Incentive Recipient and the Company. In the event that consensus cannot be reached, the ESOP Platform or other person or entity designated by the Executive Member shall have the right to redeem, at the exercise price, 100% of the Shares or Options held by the Incentive Recipient.

(7)

Redemption method. In case of redemption by the ESOP Platform, if consensus is reached, the ESOP Platform or other person or entity designated by it shall have the right to purchase such Options or exercised Shares at the negotiated price, and if consensus on the redemption price cannot be reached, the redemption price of the ESOP Platform or other person or entity designated by it shall be the exercise price of the Incentive Recipient. The Incentive Recipient expressly acknowledges that redemption is a right rather than obligation of the ESOP Platform or other person or entity designated by it.

(8)

All fees, taxes and any other related expenses arising from the redemption of Options shall be borne by the Incentive Recipient. If the Company, the ESOP Platform or other relevant entities have an obligation to withhold the same, the Incentive Recipient shall first pay the amount of the taxes to the account designated by the Executive Member.

(9)

Before redemption, the Incentive Recipient shall cooperate unconditionally with the transferee or the redeeming person to complete all formalities to exit from the Shares or Options, and unconditionally sign all relevant legal documents and cause the same complete. Otherwise, the Incentive Recipient shall be liable for breach of contract and shall indemnify the transferee or the redeeming person on the basis of the market value of such Shares or Options. In the event that the said indemnification is not adequate to compensate all losses incurred by the Company and/or the ESOP Platform therefrom, the Company and/or the ESOP Platform shall have the right to seek recovery.

(10)

During the Lock-up Period, the Lock-up Period-related provisions under applicable laws, regulations, rules and policies shall be applicable. If no such provisions are available, specific requirements by the Executive Member shall be applicable.

11.	Lapse of Options

(3)

Notwithstanding any other provisions herein, all Options that are granted by the ESOP Platform to an Incentive Recipient and have become eligible for exercise and the exercised Shares shall immediately lapse or be cancelled, if:

(vii)	the Incentive Recipient has any act, directly or indirectly, that harms or may harm the interests of the Company;

(viii)

the Incentive Recipient is or is possibly in violation of the Company’s integrity policy and/or other relevant anti-corruption policies, regardless of whether the Company has substantive evidence, the amount involved, or whether it constitutes a violation of any laws and regulations;

(ix)	the Incentive Recipient is in violation of any laws, regulations or administrative rules, and the Group considers such violation will affect the Company’s interests or the Incentive Recipient’s work;

(x)	the Incentive Recipient is in serious violation of confidentiality obligations under this Plan or bylaws of the Group;

(xi)

the Incentive Recipient is in violation of the non-compete agreement, holding any position or any interest in, or providing any service to, a Restricted Enterprise, or soliciting business from customers, agents and/or contractors of the Group for the interests of a Restricted Enterprise, or abetting customers, agents and/or contractors of the Group in terminating their cooperation with the Group. For the purpose of this Plan, a Restricted Enterprise refers to an enterprise described in the Company’s relevant non-compete documents; or

(xii)	the Incentive Recipient creates mortgage, pledge or security over the Company’s shares or Options in any way, or use the same for exchange or debt repayment.

(4)	In the following circumstances, all Options that are granted by the ESOP Platform to an Incentive Recipient and have become eligible for exercise shall immediately lapse or be cancelled as follows:

(i)

if the Incentive Recipient is in violation of confidentiality obligations under this Plan or bylaws of the Group (including the employee manual, but excluding the Group’s integrity policy or other anti-corruption policies) or provisions and agreements under employment contract, the ESOP Platform and the Executive Member shall have the right to cancel the Incentive Recipient’s 25% Options that have become eligible for exercise in the most recent year;

(ii)

if any change in the Incentive Recipient’s position and responsibilities results that he/she can only make less contribution to the Company, the ESOP Platform and the Executive Member shall have the right to cancel the Incentive Recipient’s 25% Options that have become eligible for exercise in the most recent year;

(iii)

if the Company determines that the Incentive Recipient is directly responsible for the Company’s loss, decline in business performance, or lagging behind rivals in respect of technological competence, the ESOP Platform and the Executive Member shall have the right to cancel the Incentive Recipient’s 25% Options that have become eligible for exercise in the most recent year; or

(iv)

upon the expiration of Pre-exercise Period, if the Company considers that such Incentive Recipient is at Level C (or its equivalent level under the Group’s future updated or adjusted performance or assessment standards) or below under the standards set by the Group with respect to such Incentive Recipient (such as the standards for the company value assessment and annual performance assessment), the ESOP Platform and the Executive Member shall have the right to cancel 25% of such Incentive Recipient’s exercise eligibility of the first tranche of Options, and the remaining Options that have become eligible for exercise shall be subject to this Plan based on such Incentive Recipient’s subsequent performance.

12.	Amendment and Termination

This Plan may be amended and supplemented as determined by the Executive Member, which shall become effective as of the date of notice or announcement thereof. The Executive Member may amend, revise, suspend or terminate this Plan as the Company’s business needs change.

13.	Compliance with Laws

This Plan, the granting and unlocking of Options under this Plan and the provision, issuance and delivery of Shares, and the acceptance of promissory notes, and/or the payment of monies under this Plan or Options must comply with all applicable laws of Hong Kong of the People’s Republic of China and laws, regulations and rules of any related jurisdiction, and are subject to such filing, registration and/or approval formalities with any listing, regulatory or governmental authority as may, in the opinion of the Company’s counsel, be necessary or reasonable in connection therewith. A person receiving any Option or Share under this Plan shall, upon the request of the Company, provide such warranties and representations to the Company and take such actions as the Executive Member may deem necessary or reasonable to ensure the compliance with all applicable legal and accounting requirements.

14.	Tax Withholding

The Incentive Recipient may be required to pay to the Company or any of its subsidiary, and the Company or any of its subsidiary shall have the right and is hereby authorized to deduct from any Share or other property deliverable under any Option or any remuneration or other payment payable to any Incentive Recipient, any withholding tax and payroll tax in relation to any Option or its exercise, any payment or transfer under any Option or this Plan (which amount may be deducted in the form of cash, stock or other properties). The Company or any of its subsidiary may also take other actions deemed necessary by the Company to fulfill all obligations to pay such taxes.

15.	General Provisions

15.1

This Plan is a trade secret of the Company, and in no way shall the Incentive Recipient leak it, or otherwise it shall be liable for indemnifying against all losses incurred by the Company therefrom and no longer enjoy any right under this Plan and Option-related documents.

15.2

Around the initial public offering of the Company, the Incentive Recipient may not be able to perform all or part of this Plan due to the initial public offering (including but not limited to by reason of applicable laws, regulations, rules and policies, and any agreements, and written or oral undertakings made by the Company or the ESOP Platform with any third party), in which case the Incentive Recipient shall cooperate with the Company to meet conditions required for the initial public offering, and the Company will use its best efforts to avoid financial losses of the Incentive Recipient to the extent permitted by related laws, regulations and policies. Nevertheless, all losses or the loss of possible income as a result thereof shall be borne by the Incentive Recipient.

15.3

This Plan shall prevail over other related legal documents, and all other legal documents, including the Notice of Grant of Options, shall be construed in accordance with this Plan. The Executive Member shall have the right of final interpretation of this Plan. In the event that this Plan has any conflict with any applicable laws, regulations, or rules, the latter shall prevail. If the Incentive Recipient cannot exercise any Options in such case, none of the Company, the ESOP Platform or the Founding Shareholder shall be held liable therefor, and the Incentive Recipient shall bear the consequences on his/her own.

15.4

The Incentive Recipient shall be solely responsible for obtaining any governmental or other official approval in any state or jurisdiction required for the granting or exercise of any Option, and for completing any necessary filing and registration formality required by any government or other authority. The Company shall have no responsibility if such person fails to obtain any of such approvals or may need to pay any tax or bear any other responsibility due to his/her participation in this Plan.

15.5	This Plan and all Options granted hereunder shall be governed by, and construed in accordance with, laws of Hong Kong of the People’s Republic of China.

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